UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

MATCH GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34148	59-2712887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX 75231
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001	MTCH	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on June 15, 2021, at the annual meeting of stockholders of Match Group, Inc. (“Match Group”), Match Group’s stockholders approved the Match Group, Inc. 2021 Global Employee Stock Purchase Plan (the "2021 ESPP").
The ESPP is a broad-based plan that provides employees of Match Group and certain designated subsidiaries and affiliates with the opportunity to become Match Group stockholders through voluntary periodic contributions that are applied towards the purchase of common stock of Match Group at a discount from the then-current market price.
The principal features of the 2021 ESPP are described in detail under the heading "Proposal 2 - Approval of the Match Group, Inc. 2021 Global Employee Stock Purchase Plan" in Match Group's definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2021 (the "2021 Proxy Statement"). The description of the principal features of the 2021 ESPP included in the 2021 Proxy Statement is incorporated by reference in this Current Report on Form 8-K.
The foregoing description of the principal features of the 2021 ESPP is qualified in its entirety by reference to the full text of the 2021 ESPP, which is included as Appendix D to the 2021 Proxy Statement, and is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 15, 2021, Match Group held its annual meeting of stockholders. Stockholders present in person or by proxy, representing 246,342,880 shares of Match Group common stock voted on the following matters:
1. Election of Directors—stockholders elected the following three directors of Match Group, each to hold office for a three-year term ending on the date of the annual meeting of Match Group's stockholders in 2024 or until such director's successor shall have been duly elected and qualified (or, if earlier, such director's removal or resignation from Match Group's Board of Directors). Stockholders eligible to vote voted as follows:

	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
Wendi Murdoch	227,392,823	4,296,054	134,946
Glenn Schiffman	223,895,452	7,847,927	80,444
Pamela S. Seymon	229,078,248	2,671,952	73,623
In addition to the votes cast and withheld for each director nominee described above, there were 14,519,057 broker non-votes with respect to each director nominee.

2. The 2021 ESPP Proposal—stockholders approved the 2021 ESPP. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
231,360,904	405,975	56,944
In addition to the votes cast for, votes cast against and abstentions described above, there were 14,519,057 broker non-votes with respect to the 2021 ESPP Proposal.
3. The Auditor Ratification Proposal—stockholders ratified the appointment of Ernst & Young LLP as Match Group's independent registered public accounting firm for the 2021 fiscal year. Stockholders eligible to vote voted as follows:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstaining
242,733,457	3,534,293	75,130
Item 8.01.    Other Events.
Match Group, Inc. (“Match Group” or the “Company”) is disclosing in this Current Report on Form 8-K certain retrospective updates that have been made to the financial information of the Company that was previously filed with the Securities and Exchange Commission (“SEC”) by Match Group on February 25, 2021 in its Annual Report on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”), such updates being made to reflect the adoption of ASU No. 2020-06 by Match Group effective January 1, 2021 on a fully retrospective basis. In addition, in this Current Report on Form 8-K the Company has included as subsequent events, the Company’s amended credit agreement to provide for a delayed draw term loan and related termination of the delayed draw term loan; an updated claim amount by the plaintiffs in Sean Rad et al. v. IAC/InterActiveCorp and Match Group, Inc.; and the closing of the Hyperconnect, Inc. transaction.

The following items of the 2020 Form 10-K are being updated retrospectively to reflect the above-mentioned changes:
1.Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
2.Part II—Item 8. Consolidated Financial Statements and Supplementary Data:
Consolidated Balance Sheet
Consolidated Statement of Operations
Consolidated Statement of Comprehensive Operations
Consolidated Statement of Shareholders' Equity
Consolidated Statement of Cash Flows
Note 2—Summary of Significant Accounting Policies
Note 3—Income Taxes
Note 6—Financial Instruments
Note 7—Long-Term Debt, Net
Note 10—Earnings per Share
Note 18—Quarterly Results (Unaudited)
Note 19—Subsequent Events
The above sections, as updated, are included in Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K should be read in conjunction with the 2020 Form 10-K, provided that the foregoing sections supersede the corresponding sections included in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Consolidated Financial Statements and Supplementary Data” contained in the 2020 Form 10-K. Except to reflect the matters specifically noted above, this Current Report on Form 8-K does not reflect events occurring after the filing of the original 2020 Form 10-K, and does not modify or update the disclosures therein in any way. More current information is contained in the Company’s subsequent filings with the SEC, including its Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2021 as filed with the SEC.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1
Match Group, Inc. 2021 Global Employee Stock Purchase Plan (incorporated by reference to Appendix D to Match Group's definitive proxy statement filed with the SEC on April 30, 2021 (file number 001-34148)).

23.1	Consent of Ernst & Young LLP
99.1
Portion of the 2020 Form 10-K:
Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
Part II—Item 8. Consolidated Financial Statements and Supplementary Data

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

By:	/s/ Jared F. Sine
Jared F. Sine
Chief Business Affairs Officer and Legal Officer and Secretary

Date: June 17, 2021